******************************************************************************
Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000
******************************************************************************
Servicer Certificate                                             (Page 1 of 3)
Distribution Date:                                                    08/20/97

Investor Certificateholder Floating Allocation Percentage               97.04%
Investor Certificateholder Fixed Allocation Percentage                  97.90%
Aggregate Amount of  Collections                                 20,787,435.11
Aggregate Amount of  Interest Collections                         4,794,042.36
Aggregate Amount of  Principal Collections                       15,993,392.75
Int. Collections Alloc. to Investor                               4,651,966.12
Class A Principal Collections                                    15,299,966.50
Seller Interest Collections                                         142,076.24
Seller Principal Collections                                        693,426.25
Weighted Average Loan Rate                                              13.90%
Net Loan Rate                                                           12.90%
Weighted Average Maximum Loan Rate                                      18.81%
Class A-1 Certificate Rate                                             5.9141%
Maximum Investor Certificate Rate                                     12.9500%
Class A-1 Certificate Interest Distributed                        2,052,216.21
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            15,657,531.50
Alternative Principal Dist. Amount (APDA)                        15,299,966.50
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  15,299,966.50
Principal  allocable to Class A-1                                15,299,966.50
SPDA deposited to Funding Account                                         0.00
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                             680,418.21
Cumulative Investor Liquidation Loss Amount                         680,418.21
Total Principal allocable to A-1                                 15,980,384.71
Beginning Class A-1 Certificate Principal Balance               416,407,586.73
Ending Class A-1 Certificate Principal Balance                  400,427,202.02
Pool Factor (PF)                                                     0.6279635
Retransfer Deposit Amount                                                 0.00
Servicing Fees Distributed                                          349,717.46
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Aggregate Investor Liquidation Loss Amount                          680,418.21
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          432,477,733.93
Ending Pool Balance                                             416,475,881.53
Beginning Invested Amount                                       419,660,955.73
Ending Invested Amount                                          403,680,571.02
Beginning Seller Principal Balance                               12,816,778.20
Ending Seller Principal Balance                                  12,795,310.51
Additional Balances                                                 693,426.25
Beginning Funding Account Balance                                         0.00
Servicer Certificate                                             (Page 2 of 3)
Distribution Date:                                                    08/20/97

Ending Funding Account Balance                                            0.00
Ending Funding Acct Bal % (before any purchase of Subsequent Loans or re 0.00% Ending Funding Acct Bal % (after purchase of Subsequent Loans or release 0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period         0.00
Principal Collections to purchase Add' Balances and/or paid to Cert.      0.00
Beginning  Pre-Funding Account Balance                                    0.00
Ending Pre-Funding Account Balance                                        0.00
Pre-Funding Earnings                                                      0.00
Beginning Capitalized Interest Account                                    0.00
Capital Interest Requirement (Transferred to Collection Account)          0.00
Ending Capitalized Interest Account                                       0.00
Beginning Spread Account Balance                                  6,506,737.00
Ending Spread Account Balance                                     6,506,737.00
Beginning Seller Interest                                              2.9636%
Ending Seller's Interest                                               3.0723%
Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       238
     Trust Balance                                                8,323,162.70
   90+ days (Del Stat 3+)
     No. of Accounts                                                       481
     Trust Balance                                               17,398,856.99
   270+ days (Del Stat 9+)
     No. of Accounts                                                       147
     Trust Balance                                                5,389,331.80
   REO
     No. of Accounts                                                        27
     Trust Balance                                                1,110,318.70
Rapid Amortization Event ?                                                  No
 Failure to make payment within 5 Business Days of Required Date ?          No
 Failure to perform covenant relating to Trust's Security Interest ?        No
 Failure to perform other covenants as described in the Agreement ?         No
 Breach of Representation or Warranty ?                                     No
 Bankruptcy, Insolvency or Receivership relating to Seller ?                No
 Subject to Investment Company Act of 1940 Regulation ?                     No
 Servicing Termination ?                                                    No
 Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Bal  No
Event of Default ?                                                          No
 Failure by Servicer to make payment within 5 Bus. Days of Required Date ? No Failure by Servicer to perform covenant relating to Trust's Security Int No Failure by Servicer to perform other covenants as described in the Agreemt No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?       No
 Trigger Event ?                                                            No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                        835,502.49
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00
Net Yield                                                                4.60%
Total  Available Funds
  Aggregate Amount of Collections                                20,787,435.11
  Deposit for principal not used to purchase subsequent loans             0.00
  Interest Earnings on the Pre-Funding Account                            0.00
  Deposit from Capitalized Interest Account                               0.00
  Total                                                          20,787,435.11
Servicer Certificate                                             (Page 3 of 3)
Distribution Date:                                                    08/20/97


Application of Available Funds
  Servicing Fee                                                     349,717.46
  Principal and Interest to Class A-1                            18,032,600.92
  Seller's portion of Principal and Interest                        835,502.49
  Funds deposited into Funding Account (Net)                              0.00
  Funds deposited into Spread  Account                                    0.00
  Excess funds released to Seller                                 1,569,614.24
     Total                                                       20,787,435.11




OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.



Servicing Officer







































Statement to Certificateholders                                  (Page 1 of 1)
Distribution Date:                                                    08/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              97.0364%
Class A Certificateholder Fixed Allocation Percentage                 97.9000%
Beginning Class A-1 Certificate Balance                         416,407,586.73
Class A-1 Certificate Rate                                           5.914060%
Class A-1 Certificate Interest Distributed                            3.218355
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          25.060980
   Maximum Principal Distribution Amount                             24.554671
   Scheduled Principal  Distribution Amount (SPDA)                   23.993925
   Accelerated Principal Distribution Amount                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed             1.067055
Total Amount Distributed to Certificateholders                       27.212280
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            400,427,202.02
Class A-1 Factor                                                     0.6279635
Pool Factor (PF)                                                     0.6279635
Unreimbursed Liquidation Loss Amount                                     $0.00
Accrued Interest on Unreimbursed Liquidation Loss Amount                 $0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount        $0.00
Class A Servicing Fee                                               349,717.46
Beginning Invested Amount                                       419,660,955.73
Ending Invested Amount                                          403,680,571.02
Beginning Pool Balance                                          432,477,733.93
Ending Pool Balance                                             416,475,881.53
Spread Account Draw Amount                                                0.00
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       238
     Trust Balance                                                8,323,162.70
   90+ days (Del Stat 3+)
     No. of Accounts                                                       481
     Trust Balance                                               17,398,856.99
   REO
     No. of Accounts                                                        27
     Trust Balance                                                1,110,318.70
Aggregate Liquidation Loss Amount for Liquidated Loans              479,760.94
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                      0.00
     Trust Balance                                                        0.00
Pre-Funded Amount (Ending)                                                0.00
Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                                         0
     Trust Balance                                                        0.00